UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 2, 2008
Cohesant Inc.
(Exact name of registrant as specified in its charter)
Delaware	000-53007	20-3580013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
23400 Commerce Park Road, Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(216) 910-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

          On July 2, 2008, Cohesant Inc. (the “Company”) issued a press release announcing its intention to deregister its common stock under the Securities Exchange Act of 1934, as amended, by filing a Form 15 with the Securities and Exchange Commission. A copy of the Company’s press release is attached to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

	Exhibit No.	Description
	99.1	Press Release, dated July 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohesant Inc.

Date:	July 2, 2008	By:	/s/ Robert W. Pawlak
Robert W. Pawlak Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release, dated July 2, 2008